Losses per Share	6 Months Ended
Jun. 30, 2016
Losses per Share [Abstract]
Losses per Share:
17.      Losses per Share:
The Company calculates basic and diluted losses per share as follows:
	Six-month period ended June 30,
	2015			2016
	Loss (numerator)	Weighted- average number of outstanding shares (denominator)	Amount per share	Loss (numerator)	Weighted- average number of outstanding shares (denominator)	Amount per share
Net loss attributable to DryShips Inc	(1,499,480)	-	-	(115,923)	-	-
Less: Series C Convertible Preferred stock dividends	-	-	-	(56)	-	-
Less: Allocation of undistributed earnings to non-vested stock	(265)	-	-	-	-	-
Basic and diluted LPS
Loss attributable to common stockholders	$(1,499,745)	26,593,240	$(56.40)	$(115,979)	26,758,843	$(4.33)

On June 8, 2016, the Company, entered into a Securities Purchase Agreement with an institutional investor for the sale of 5,000 newly designated Series C Convertible Preferred Shares. The securities were issued to the investor through a registered direct offering. The total net proceeds from the offering, after deducting offering fees and expenses, were approximately $5,000. The Series C Convertible Preferred Stock accrues cumulative dividends on a monthly basis at an annual rate of 8%. Such accrued dividends are payable in shares of common stock or in cash at the Company's option, or in a combination of cash and common shares.

For the six-month periods ended June 30, 2015 and 2016, and given that the Company incurred losses, the effect of including any potential common shares in the denominator of diluted per-share computations would have been anti-dilutive and therefore, basic and diluted losses per share are the same.